Exhibit 99.1

Canoo Expands Executive Team To Execute Business and Manufacturing Strategy

JUSTIN, Texas, (Dec. 20, 2021) – Canoo Inc. (Nasdaq: GOEV) Canoo today announced key executive appointments to execute its business and manufacturing strategy.

Sohel Merchant, who joined the company in 2017 as one of its founders, has been promoted to Chief Technology Officer, Automotive. Mr. Merchant, most recently SVP of Complete Vehicle Engineering at Canoo, has worked closely with Tony Aquila, Investor, Chairman & CEO, since Mr. Aquila joined the company. Mr. Merchant has been in the automotive industry for approximately 20 years, holding executive positions at startups and such OEMs as Tesla and The Ford Motor Company.

Dean Harlow joined Canoo as Executive Vice President, Operations, with an initial focus on manufacturing, purchasing and program and portfolio management. He has held senior management positions in the automotive industry at such OEMs as GM and Tier 1 suppliers such as Delphi.

Ram Balasubramanian joined the company as Chief Information Officer. He has held senior technology management positions for more than two decades at such companies as Salesforce.com, Motorola Solutions and PepsiCo.

Key executives taking on expanded responsibilities include:

President Josette Sheeran, who joined the company earlier this year and has been leading government affairs and sustainability, will oversee on an interim basis, sales, marketing, and communications.

Chief Design Officer Richard Kim, who joined the company in 2017 as one of its founders. His responsibilities will be expanded to include Creative Content and, on an interim basis, Merchandising.

Senior Vice President Finance and Chief Accounting Officer Ramesh Murthy, who joined the company this year, who will now take the next step and take on added responsibility as Interim CFO. Interim CFO Renato Giger, who worked closely with Mr. Aquila for many years before joining the company this year, will be become an advisor to the CFO and the Audit Committee of the Board.

“Over the past year, our company has refined its strategy, including its business model and high-tech manufacturing,” said Tony Aquila, Chairman, CEO and the largest shareholder of Canoo. “Having the right team to execute that strategy is, of course, key to our success.

“A key component of our strategy is to invest in the communities and States that are investing in high tech manufacturing alongside us, creating American jobs and innovation,” he said.

“Our company and its employees are producing EVs for the everyman and everywoman,” Mr. Aquila continued. “Our people believe in and take pride in what we are doing and that will show in the finished product.”

In addition to those announced today, the Executive Management Team includes the following senior executives, all of whom joined the Company in 2021: General Counsel and Corporate Secretary - Hector Ruiz; Chief Human Resources Officer - Kate Lengyel; SVP Customer Journey and After Sales - Christian Treiber and SVP Corporate Development - Kunal Bhalla.

Canoo also announced today that Peter Savagian, former Chief Technology Officer, will leave the company at the end of the year.

About Canoo

Canoo’s mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that spans the full lifecycle of the vehicle. Distinguished by its experienced team from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space that is customizable across all owners in the vehicle lifecycle to support a wide range of vehicle applications for consumers and businesses, Canoo has offices in California, Michigan, and Texas. The company has announced Oklahoma as the site for its U.S. manufacturing facility, R&D, software development and customer support and financing centers. The company also recently announced Northwest Arkansas the site for its headquarters, R&D center, and EV industrialization facility.

For more information, please visit www.canoo.com. For Canoo press materials, including photos, please visit press.canoo.com. For investors, please visit investors.canoo.com.

Media Contact

Agnes Gomes-Koizumi

Vice President, Communications

Agnes.Gomes-Koizumi@canoo.com

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches and achievement of other operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, anticipated customer orders, and expectations regarding development of facilities and the negotiation, availability or receipt of state incentives. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination with Hennessy Capital Acquisition Corp. IV; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business; the ability to issue equity or equity-linked securities, and those factors discussed  under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2021, as well as its Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.